Income tax (Schedule of Tax Effects of Temporary Differences that Give Rise to Deferred Tax Asset Balances) (Details) - USD ($) $ in Thousands	Dec. 31, 2021		Dec. 31, 2020		Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets:
Tax loss carried forward	$ 176,009		$ 123,884
Allowance for doubtful receivable, accrued expense and others not currently deductible for tax purposes	33,341		35,969
Deferred revenue	5,346		4,576
Impairment of investment	7,632		3,607
Others			1,177
Valuation allowance	(213,688)	[1]	(150,252)	[1]	$ (87,106)	$ (24,980)
Amounts offset by deferred tax liabilities	(8,640)		(18,961)
Total deferred tax assets, net			0
Deferred tax liabilities:
Related to the fair value changes of investments	9,061		23,118
Related to acquired intangible assets	34,013		36,767
Others	1,780		1,498
Amounts offset by deferred tax assets	(8,640)		(18,961)
Total deferred tax liabilities, net	$ 36,214		$ 42,422

[1]	Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. Valuation allowance was provided for net operating loss carry forward because it was more likely than not that such deferred tax assets would not be realized based on the Group’s estimate of its future taxable income. If events occur in the future that allow the Group to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.